UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 27, 1998

                             ZAP POWER SYSTEMS, INC.
        (Exact name of small business issuer as specified in its charter)

                                   CALIFORNIA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          333-05744-LA                                 94-3210624
     ----------------------             ------------------------------------
     Commission file number             (I.R.S. Employer Identification No.)

                                117 Morris Street
                              Sebastopol, CA 95472
                    (Address of principal executive offices)
                                 (707) 824-4150
              (Registrant's telephone number, including area code)


ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS. On January 26, 1998, the Registrant's Board of Directors approved the appointment of Grant Thornton LLP ("Grant Thornton") as the Registrants principal independent accountants engaged to audit the Registrant's financial statements for the year ending December 31, 1997, in place of Moss-Adams who were dismissed as reported in 8-K filing dated December 29,1997. On January 26, 1998 the above appointment was accepted by Grant Thornton.

              Prior to January 26, 1998, the Registrant had not consulted with Grant Thornton regarding the application of accounting principles; or the type of audit opinion that might be rendered on the Registrant's financial statements; or other information considered by the Registrant in reaching any decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement or an event (as event identified in Item 304(a) (1) (vi) of Regulation S-B).

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                                  ZAP Power Systems, Inc.

         Date:   March 27, 1998                   By: ________________________

                                                      Name: James McGreen
                                                      Title:  President

                                                  By: ________________________

                                                      Name: Gary Starr
                                                      Title:  Managing Director